                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) March 30, 2006

                     ML-CFC Commercial Mortgage Trust 2006-1
                       (Exact name of the Issuing Entity)
           Commission File Number of the Issuing Entity: 333-126218-04

                      Merrill Lynch Mortgage Lending, Inc.
             (Exact name of the Sponsor as specified in its charter)

                     Merrill Lynch Mortgage Investors, Inc.
           (Exact name of the Registrant as specified in its charter)
              Commission File Number of the Registrant: 333-126218

                Delaware                    333-126218-04        13-3416059
      (State or Other Jurisdiction           (Commission        (IRS Employer
           of Incorporation)                 File Number)    Identification No.)

  4 World Financial Center, 10th Floor
  250 Vesey Street, New York, New York                              10080
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code (212) 449-1000

                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On March 30, 2006, a pooling and servicing agreement, dated as of March 1,
2006 (the "Pooling and Servicing Agreement"), was entered into by and among
Merrill Lynch Mortgage Investors, Inc., as depositor (the "Registrant"),
Wachovia Bank, National Association, as master servicer, Midland Loan Services,
Inc., as special servicer, and LaSalle Bank National Association, as trustee.
The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled ML-CFC Commercial Mortgage Trust
2006-1 (the "ML-CFC Commercial Mortgage Trust 2006-1"), Commercial Mortgage
Pass-Through Certificates, Series 2006-1 (the "Certificates"). The Pooling and
Servicing Agreement is attached as Exhibit 4.1 hereto. Certain classes of the
Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-3FL, Class
A-3B, Class A-SB, Class A-4, Class A-1A, Class AM, Class AJ, Class B, Class C
and Class D (collectively, the "Publicly-Offered Certificates"), were registered under the Registrant's registration statement on Form S-3 (Registration No.
333-126218) and sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated
("Merrill Lynch"), Countrywide Securities Corporation, EHY Securities (USA),
LLC, Banc of America Securities LLC, Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of March 22, 2006 (the "Underwriting Agreement"), between the
Registrant and Merrill Lynch (for itself and as representative of the other
Underwriters). The Underwriting Agreement is attached as Exhibit 1.1 hereto.
Certain of the mortgage loans backing the Publicly-Offered Certificates (the
"MLML Mortgage Loans") were acquired by the Registrant from Merrill Lynch
Mortgage Lending, Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of March 22, 2006 (the "MLML Mortgage Loan Purchase
Agreement"), which is attached hereto as Exhibit 99.1. Certain other of the mortgage loans backing the Publicly-Offered Certificates (the "Countrywide
Mortgage Loans") were acquired by the Registrant from Countrywide Commercial
Real Estate Finance, Inc. ("Countrywide") as seller pursuant to a mortgage loan purchase agreement dated as of March 22, 2006 (the "Countrywide Mortgage Loan
Purchase Agreement"), which is attached hereto as Exhibit 99.2. The remaining mortgage loan backing the Publicly-Offered Certificates (the "Eurohypo Mortgage
Loan"; the MLML Mortgage Loans, the Countrywide Mortgage Loans and the Eurohypo
Mortgage Loan, collectively, the "Mortgage Loans") was acquired by the
Registrant from Eurohypo AG, New York Branch ("Eurohypo") as seller pursuant to a mortgage loan purchase agreement dated as of March 22, 2006 (the "Eurohypo
Mortgage Loan Purchase Agreement"; the MLML Mortgage Loan Purchase Agreement,
the Countrywide Mortgage Loan Purchase Agreement and the Eurohypo Mortgage Loan
Purchase Agreement, collectively, the "Mortgage Loan Purchase Agreements"), which is attached hereto as Exhibit 99.3.

     Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (MLML, Countrywide or Eurohypo, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

     The assets of the ML-CFC Commercial Mortgage Trust 2006-1 will include interest rate swap agreements with respect to the Class A-3FL Certificates and the Class AN-FL Certificates, each between the trustee on behalf of the ML-CFC
Commercial Mortgage Trust 2006-1 and Merrill Lynch Capital Services, Inc. as
swap counterparty. The swap agreement with respect to

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the Class A-3FL Certificates includes a Schedule to the ISDA 2002 Master
Agreement (the "Class A-3FL Schedule to ISDA 2002 Master Agreement"), which is attached hereto as Exhibit 99.4, an ISDA 1994 Credit Support Annex dated as of
March 30, 2006 (the "Class A-3FL ISDA Credit Support Annex"), which is attached hereto as Exhibit 99.5, a confirmation pursuant to the ISDA 2002 Master
Agreement dated March 30, 2006 (the "Class A-3FL Swap Confirmation"), which is attached hereto as Exhibit 99.6, and the Guarantee of Merrill Lynch & Co., Inc.
dated as of March 29, 2006 (the "Class A-3FL Guarantee"), which is attached hereto as Exhibit 99.7. The swap agreement with respect to the Class AN-FL
Certificates includes a Schedule to the ISDA 2002 Master Agreement (the "Class
AN-FL Schedule to ISDA 2002 Master Agreement"), which is attached hereto as
Exhibit 99.8, an ISDA 1994 Credit Support Annex dated as of March 30, 2006 (the
"Class AN-FL ISDA Credit Support Annex"), which is attached hereto as Exhibit
99.9, a confirmation pursuant to the ISDA 2002 Master Agreement dated March 30,
2006 (the "Class AN-FL Swap Confirmation"), which is attached hereto as Exhibit
99.10, and the Guarantee of Merrill Lynch & Co., Inc. dated as of March 29, 2006
(the "Class AN-FL Guarantee"), which is attached hereto as Exhibit 99.11.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a)  Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

(c)  Exhibits:

Exhibit No.   Description
-----------   -----------
1.1           Underwriting Agreement

4.1           Pooling and Servicing Agreement

5.1           Legality Opinion of Sidley Austin LLP

8.1           Tax Opinion of Sidley Austin LLP

99.1          MLML Mortgage Loan Purchase Agreement

99.2          Countrywide Mortgage Loan Purchase Agreement

99.3          Eurohypo Mortgage Loan Purchase Agreement

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99.4          Class A-3FL Schedule to ISDA 2002 Master Agreement

99.5          Class A-3FL ISDA Credit Support Annex

99.6          Class A-3FL Swap Confirmation

99.7          Class A-3FL Guarantee

99.8          Class AN-FL Schedule to ISDA 2002 Master Agreement

99.9          Class AN-FL ISDA Credit Support Annex

99.10         Class AN-FL Swap Confirmation

99.11         Class AN-FL Guarantee

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 14, 2006

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By: /s/ David M. Rodgers
                                            ------------------------------------
                                            Name: David M. Rodgers
                                            Title: Executive Vice President,
                                                   Chief Officer in Charge of
                                                   Commercial Mortgage
                                                   Securitization

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
-----------
1.1           Underwriting Agreement

4.1           Pooling and Servicing Agreement

5.1           Legality Opinion of Sidley Austin LLP

8.1           Tax Opinion of Sidley Austin LLP

99.1          MLML Mortgage Loan Purchase Agreement

99.2          Countrywide Mortgage Loan Purchase Agreement

99.3          Eurohypo Mortgage Loan Purchase Agreement

99.4          Class A-3FL Schedule to ISDA 2002 Master Agreement

99.5          Class A-3FL ISDA Credit Support Annex

99.6          Class A-3FL Swap Confirmation

99.7          Class A-3FL Guarantee

99.8          Class AN-FL Schedule to ISDA 2002 Master Agreement

99.9          Class AN-FL ISDA Credit Support Annex

99.10         Class AN-FL Swap Confirmation

99.11         Class AN-FL Guarantee

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